World Omni Auto Receivables Trust 2003-A
Monthly Servicer Certificate
August 31, 2003
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Aggregate Note Amount                                    Aggregate Note Amount
Original                                                 785,025,000.00

Note Balance @ 7/31/03                                   656,210,312.11
Principal distributable amount                            21,884,013.62

Note Balance @ 8/31/03                                   634,326,298.49

                                                         Class A-1
Note Amount                                              Note Amount

Original                                                 189,000,000.00

Note Balance @ 7/31/03                                    60,185,312.11
Principal distributable amount                            21,884,013.62

Note Balance @ 8/31/03                                    38,301,298.49

                                                         Class A-2
Note Amount                                              Note Amount

Original                                                 156,000,000.00

Note Balance @ 7/31/03                                   156,000,000.00
Principal distributable amount                                     0.00

Note Balance @ 8/31/03                                   156,000,000.00

                                                         Class A-3
Note Amount                                              Note Amount

Original                                                 257,000,000.00

Note Balance @ 7/31/03                                   257,000,000.00
Principal distributable amount                                     0.00

Note Balance @ 8/31/03                                   257,000,000.00

                                                         Class A-4
Note Amount                                              Note Amount

Original                                                 139,300,000.00

Note Balance @ 7/31/03                                   139,300,000.00
Principal distributable amount                                     0.00

Note Balance @ 8/31/03                                   139,300,000.00

                                                         Class B
Note Amount                                              Note Amount

Original                                                  43,725,000.00

Note Balance @ 7/31/03                                    43,725,000.00
Principal distributable amount                                     0.00

Note Balance @ 8/31/03                                    43,725,000.00



Distributable Amounts                                    Total

Interest Distributable Amount                              1,066,347.25
Principal Distributable Amount                            21,884,013.62

Total                                                     22,950,360.87

Distributable Amounts                                    Class A-1

Interest Distributable Amount                                 67,374.12
Principal Distributable Amount                            21,884,013.62

Total                                                     21,951,387.74

Distributable Amounts                                    Class A-2

Interest Distributable Amount                                189,800.00
Principal Distributable Amount                                     0.00

Total                                                        189,800.00

Distributable Amounts                                    Class A-3

Interest Distributable Amount                                424,050.00
Principal Distributable Amount                                     0.00

Total                                                        424,050.00

Distributable Amounts                                    Class A-4

Interest Distributable Amount                                299,495.00
Principal Distributable Amount                                     0.00

Total                                                        299,495.00

Distributable Amounts                                    Class B

Interest Distributable Amount                                 85,628.13
Principal Distributable Amount                                     0.00

Total                                                         85,628.13



Note Factors                                             Series A-1                    Series A-2

                                        8/31/2003                 20.2652373%                  100.0000000%

Note Factors                                             Series A-3                    Series A-4

                                        8/31/2003                100.0000000%                  100.0000000%

Note Factors                                             Series B

                                        8/31/2003                100.0000000%


Pool Data                                                $                             #

Original Pool Balance                                    795,001,395.18                     44,938
Pool Balance at 7/31/03                                  676,505,476.40                     42,153
Principal Payments                                        21,771,320.79                        536
Defaulted Receivables                                        789,517.99                         50
Pool Balance at 8/31/03                                  653,944,637.62                     41,567
Overcollateralization Target Amount                       19,618,339.13
Recoveries                                                   314,124.38

Weighted Average APR                                               6.69%
Weighted Average Remaining Term                                   48.67



Account Balances                                         Advance                       Reserve Fund

Balance as of  7/31/03                                        63,333.38                  3,975,000.00
Balance as of  8/31/03                                        70,474.67                  3,979,194.07
Change                                                         7,141.29                      4,194.07
Reserve Fund Requirement                                                                 3,975,000.00
Reserve Fund Supplemental Requirement/(Excess)                                              (4,194.07)



Distribution per $1,000                                  Total

Distribution Amount                                               29.2351974

Interest Distribution Amount                                       1.3583609
Interest Carryover Shortfall                                       0.0000000

Principal Distribution Amount                                     27.8768366


Distribution per $1,000                                  Class A-1

Distribution Amount                                              116.1449087

Interest Distribution Amount                                       0.3564768
Interest Carryover Shortfall                                       0.0000000

Principal Distribution Amount                                    115.7884319


Distribution per $1,000                                  Class A-2

Distribution Amount                                                1.2166667

Interest Distribution Amount                                       1.2166667
Interest Carryover Shortfall                                       0.0000000

Principal Distribution Amount                                      0.0000000


Distribution per $1,000                                  Class A-3

Distribution Amount                                                1.6500000

Interest Distribution Amount                                       1.6500000
Interest Carryover Shortfall                                       0.0000000

Principal Distribution Amount                                      0.0000000


Distribution per $1,000                                 Class A-4

Distribution Amount                                                2.1500000

Interest Distribution Amount                                       2.1500000
Interest Carryover Shortfall                                       0.0000000

Principal Distribution Amount                                      0.0000000


Distribution per $1,000                                  Class B

Distribution Amount                                                1.9583334

Interest Distribution Amount                                       1.9583334
Interest Carryover Shortfall                                       0.0000000

Principal Distribution Amount                                      0.0000000



Servicing Fee                                            Total

Amount of Servicing Fee Paid                                 563,754.56
Total Unpaid                                                       0.00





Delinquent Receivables                                   #                             $

Past Due 31-60 days                                              228                     3,654,712.66
Past Due 61-90 days                                               73                     1,083,806.06
Past Due 91 + days                                                22                       392,968.28

 Total                                                           323                     5,131,487.00

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